UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2012 Annual Report to Shareholders

DWS Clean Technology Fund (formerly DWS Climate Change Fund)

Contents
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio — Liquidation Basis
18 Statement of Assets and Liabilities — Liquidation Basis
20 Statement of Operations — Liquidation Basis
21 Statement of Changes in Net Assets
22 Financial Highlights
26 Notes to Financial Statements
38 Report of Independent Registered Public Accounting Firm
39 Information About Your Fund's Expenses
40 Tax Information
41 Summary of Management Fee Evaluation by Independent Fee Consultant
45 Board Members and Officers
50 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Upon the recommendation of the fund's investment advisor, Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's Board has approved the fund's liquidation. As of the mailing of this report to shareholders, the liquidation of the fund is expected to be effective on or about September 28, 2012 (the "Liquidation Date"). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The costs of the liquidation will be borne by the fund, subject to the Advisor's contractual agreement to maintain the fund's total annual operating expenses at or below specified expense ratios.

Shareholders may exchange their shares for shares of the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they redeem on such redemption date, less any applicable Contingent deferred Sales Charge ("CDSC"). Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date, and will not be subject to any CDSC.

The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event to shareholders for federal income tax purposes, with the exception of shareholders that are in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified retirement vehicles that are not subject to federal income tax.

In connection with the fund's liquidation, the fund is closed to new investments, except that qualified retirement plans that currently offer the fund as an investment option may continue to offer the fund to their participants until the Liquidation Date.

DWS Clean Technology Fund returned -23.79% during the 12-month period ended May 31, 2012. The fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned -11.02%.

"Our core belief is that the changes in clean technology are an evolution, rather than a revolution."

Clean-technology-related companies underperformed during the annual period, largely as a result of the challenging macroeconomic headwinds. The past 12 months ending May 31, 2012 were characterized by slow global growth and the deterioration of European governments' fiscal health, which had a dual impact on stocks in the clean tech area. First, many companies in the sector are capital-intensive and therefore dependent on outside financing. This proved problematic during a period in which lenders remained very cautious due to the uncertainty regarding the global economy. Second, the sector is also heavily reliant on support from government policy, which was a distinct negative during a time in which the major world governments are looking for ways to pare back spending to alleviate their fiscal difficulties.

On October 1, 2011, the fund's name changed from DWS Climate Change Fund to DWS Clean Technology Fund. The fund's management team also changed shortly before that date, leading to numerous shifts in the fund's portfolio. In the period prior to the management change (May 31, 2011 through September 30, 2011) the fund returned -27.77% and lagged the -19.64% return of the MSCI World Index. In the period following the management change (October 1, 2011 through May 31, 2012), the fund returned 10.07%, trailing the 8.42% return of the MSCI World Index.

Fund Performance

In the interval prior to the management change, the leading detractors from performance were the fund's positions in solar and wind energy sectors, and its stock selection in the utilities sector. The largest individual detractors from performance were the Spanish wind energy company Gamesa Corporacion Tecnologica SA,* the environmental services company Veolia Environnement SA* and the U.S. industrial battery manufacturer EnerSys.* Notable contributors included Nalco Holding Co.,* which makes water treatment technologies, and Maxwell Technologies, Inc.,* a manufacturer of energy storage and power delivery solutions.

Since the new management team took over the fund in October, we have added value through our positions in agriculture-related companies such as CNH Global NV,* Yara International ASA* and AGCO Corp.,* the auto and auto-parts companies Johnson Controls, Inc.,* General Motors Co. and Nissan Motor Co., Ltd., and a broad group of diversified industrials that included Danaher Corp. and Nidec Corp. Notable detractors included the European stocks Suez Environnement SA,* Verbund AG and Abengoa SA,* all of which were impacted by the region's substantial underperformance.

* No longer held in the portfolio as of May 31, 2012.

The fund invests in common stocks and other equities of U.S. and foreign companies engaged in activities related to energy- and resource-efficient solutions ("clean-technology-related companies"). Generally, clean- technology-related companies are engaged in businesses whose growth is supported by increased environmental regulation, increasing demand for energy- and resource-efficient technologies for companies and individuals, and an increased focus on national energy and resource security.

Fund Positioning

We have made a number of changes to the fund since we took over last September. Our most notable shift was to move the fund from its previous emphasis on the more speculative segments of the clean-technology universe toward fundamentally sound, undervalued companies whose products and services provide solutions and/or cost savings to their customers right now. Immediacy of demand is important, since it can help companies generate robust growth amid the sluggish conditions in the broader world economy. In addition, the larger average size of the companies we hold in the portfolio should put the fund in a better position to withstand turbulence in the global economy.

Three of our top four holdings provide prime examples of the type of company we look to hold. The fund's top position as of May 31, 2012 was the U.S. company Danaher Corp. The company is known for being a well-diversified, large-cap industrial stock, but the reason we like it is its growing focus on environmental services and water treatment. Our number-four holding, BG Group PLC, is one of the largest players in the global liquefied natural gas space. The firm is committed to sustainability and publishes a comprehensive report each year identifying areas for improvement. The fund's third-largest holding is ABB Ltd., which is known best for being a German industrial conglomerate. However, the company has a well-balanced portfolio of early-, mid- and late-cycle exposure across power and automation technologies exposed to long-term structural trends such as energy and resource efficiency. We don't just focus on large caps, however — we also look for smaller, fast-growing names providing they meet our criteria for earnings, valuations and return on capital. We believe this mix of large- and small-cap stocks at varying stages of their growth life cycles provides widespread geographic exposure and a higher level of diversification than the fund has had in the past.

Our shift away from speculative companies reflects our core belief that the changes in clean technology are an evolution, rather than a revolution. This thinking has led us to increase the fund's weighting in the energy, and utilities sectors and maintain the top sector weighting for industrials. This change reflects our positive view on companies in industries such as water, natural gas and metal recycling, as well as our preference for large automakers that are taking steps to improve the fuel efficiency of their vehicles. Natural gas is a particular area of interest, since we see it as the main energy source that will be used to bridge the gap from the current reliance on coal toward the eventual adoption of alternative energy sources. We see potential opportunities not just in drilling companies, but also in those developing the technologies to facilitate the conversion of trucks from diesel fuel to natural gas.

As part of our focus on companies that are capable of delivering earnings growth right now, we sharply reduced the fund's weighting in the solar and wind energy sectors. Not only are these sectors more volatile and less likely to generate earnings growth than other segments of our universe, but they are most sensitive to public policy and vulnerable to the excess capacity being produced in China. This decision proved well timed, as both sectors continued to experience poor performance.

We also reduced the number of individual fund holdings and raised the portfolio's weighting in its top 10 positions. The fund held 49.9% of assets in its top 10 positions as of May 31, 2012, compared with 26.8% one year ago. We believe this approach provides more exposure to our best ideas.

Taken together, we believe these shifts have created a portfolio that has broader industry diversification and a larger potential investment universe than the fund had in the past.

Ten Largest Equity Holdings at May 31, 2012 (49.9% of Net Assets)	Country	Percent
1. Danaher Corp. Manufacturer of professional instrumentation, medical technologies, industrial technologies, tools and components	United States	8.8%
2. UGI Corp. Distributes and markets energy products and services	United States	5.6%
3. ABB Ltd. Manufacturer of equipment and provider of services to the oil and gas petrochemicals industries	Switzerland	5.2%
4. BG Group PLC Specializes in the exploration, production, transmission and distribution of gas, oil and liquefied natural gas	United Kingdom	4.9%
5. Royal Imtech NV Offers engineering services	Netherlands	4.8%
6. Toray Industries, Inc. Manufactures yarns, synthetic fibers and man-made leather	Japan	4.6%
7. Nidec Corp. Manufactures DC and AC motors for electronic devices	Japan	4.4%
8. General Motors Co. Manufactures and markets new cars and trucks	United States	3.9%
9. Guangdong Investment Ltd. Through its subsidiaries, operates water supply, power and electricity, and infrastructure business	Hong Kong	3.9%
10. Nissan Motor Co., Ltd. Manufacturer of motor vehicles	Japan	3.8%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 50 for contact information.

Outlook

In terms of our longer-term outlook, we think clean technology will remain a source of opportunity for important supply and demand reasons. As the world's population expands and grows more urbanized, the demand for energy, food, water and environmental services will continue to expand. At the same time the cost of extracting the input commodities to supply these goods and services and the cost of disposal continues to increase. The answer to this conundrum is for society to do more with less, both now and in the future. We have dedicated our efforts to finding companies that provide the products and services that will help fulfill this critical need.

Portfolio Management Team

Andrew Pidden, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Global Head of RREEF Sustainable Advisers.

• 25 years investment experience with Salomon Brothers, Morgan Stanley, Deutsche Bank and CLSA Capital Partners. Extensive experience in equity and equity derivative trading, program trading, market making and risk management. Head of equity derivatives in Asia ex Japan for Morgan Stanley and Deutsche Bank.

• 11 years experience in clean technology, including academic studies, direct investment, public fund management and private equity fund management, including Clean Resources Asia, a multi-product investment group at CLSA Capital Partners.

• MA in Finance and MSc in Environmental Technology, Imperial College, London.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary May 31, 2012 (Unaudited)
Average Annual Total Returns as of 5/31/12
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	-23.79%	-6.68%	-13.39%
Class C	-24.34%	-7.37%	-14.04%
MSCI World Index+	-11.02%	8.99%	-3.65%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-28.17%	-8.51%	-14.46%
Class C (max 1.00% CDSC)	-24.34%	-7.37%	-14.04%
MSCI World Index+	-11.02%	8.99%	-3.65%
No Sales Charges
Class S	-23.46%	-6.36%	-13.12%
Institutional Class	-23.49%	-6.43%	-13.16%
MSCI World Index+	-11.02%	8.99%	-3.65%

* The Fund commenced operations on September 6, 2007. The performance shown for the index is for the time period of August 31, 2007 through May 31, 2012, which is based on the performance period of the life of the Fund.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2011 are 2.23%, 2.96%, 2.24% and 1.76% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on September 6, 2007. The performance shown for the index is for the time period of August 31, 2007 through May 31, 2012, which is based on the performance period of the life of the Fund.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Net Asset Value
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 5/31/12	$5.03	$4.88	$5.09	$5.08
5/31/11	$6.60	$6.45	$6.65	$6.64

Morningstar Rankings — World Stock Funds Category as of 5/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	843	of	892	94
3-Year	701	of	704	99
Class C 1-Year	854	of	892	95
3-Year	703	of	704	99
Class S 1-Year	839	of	892	94
3-Year	699	of	704	99
Institutional Class 1-Year	842	of	892	94
3-Year	700	of	704	99

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio — Liquidation Basis as of May 31, 2012

	Shares	Value ($)

Common Stocks 99.0%
Australia 0.6%
Linc Energy Ltd.* (Cost $206,997)	147,400	118,175
Austria 2.3%
Andritz AG	5,060	268,606
Verbund AG	6,760	157,087
(Cost $508,115)		425,693
Belgium 0.9%
Barco NV (Cost $189,573)	2,900	161,097
Canada 1.2%
Advantage Oil & Gas Ltd.*	25,800	71,691
Potash Corp. of Saskatchewan, Inc.	3,600	142,592
(Cost $236,293)		214,283
France 3.0%
Compagnie de Saint-Gobain	14,000	498,194
Saft Groupe SA	1,863	43,026
(Cost $659,762)		541,220
Germany 2.7%
Bilfinger Berger SE (Cost $516,320)	6,440	496,457
Hong Kong 4.6%
China Everbright International Ltd.	292,000	131,200
Guangdong Investment Ltd.	1,079,700	708,593
(Cost $815,649)		839,793
India 0.4%
Jain Irrigation Systems Ltd. (Cost $90,489)	50,000	63,904
Italy 0.7%
Prysmian SpA (Cost $143,469)	8,400	119,363
Japan 15.1%
Kawasaki Heavy Industries Ltd.	98,000	258,176
Komatsu Ltd.	6,700	159,954
Nidec Corp.	9,785	796,237
Nissan Motor Co., Ltd.	72,260	693,961
Toray Industries, Inc.	125,200	833,790
(Cost $2,940,536)		2,742,118
Korea 5.9%
Duksan Hi-Metal Co., Ltd.*	5,700	114,983
LG Chem Ltd.	520	127,951
Samsung Electronics Co., Ltd.	490	501,990
Sung Kwang Bend Co., Ltd.	8,000	127,263
TK Corp.	9,972	193,234
(Cost $1,145,588)		1,065,421
Netherlands 4.8%
Royal Imtech NV (Cost $900,692)	33,480	868,546
Philippines 0.8%
Metro Pacific Investments Corp. (Cost $148,551)	1,500,000	147,780
Portugal 1.9%
Galp Energia, SGPS, SA "B" (Cost $507,684)	29,700	354,050
Spain 2.0%
Ebro Foods SA	17,000	272,573
Grupo Empresarial Ence SA	57,115	96,637
(Cost $460,181)		369,210
Sweden 2.2%
Billerud	37,100	285,855
JM AB	6,700	114,512
(Cost $452,938)		400,367
Switzerland 7.7%
ABB Ltd. (Registered)*	59,700	940,837
Sulzer AG (Registered)	3,807	455,657
(Cost $1,661,391)		1,396,494
Taiwan 0.4%
Taiwan Surface Mounting Technology Co., Ltd. (Cost $84,557)	33,400	67,062
United Kingdom 4.9%
BG Group PLC (Cost $1,060,639)	46,000	885,441
United States 36.9%
AES Corp.*	29,800	360,282
Altera Corp.	3,300	110,253
Anadarko Petroleum Corp.	670	40,870
Aqua America, Inc.	12,900	297,990
Calpine Corp.*	40,200	675,360
Cummins, Inc.	5,070	491,537
Danaher Corp.	30,820	1,601,715
Dover Corp.	2,010	113,686
EQT Corp.	3,090	143,314
Flowserve Corp.	5,500	565,290
General Motors Co.*	32,340	717,948
Honeywell International, Inc.	1,900	105,754
Pentair, Inc.	2,840	115,758
Power Integrations, Inc.	4,975	203,030
Rubicon Technology, Inc.*	4,300	37,926
Sims Metal Management Ltd. (a)	10,000	105,695
UGI Corp.	35,800	1,026,744
(Cost $6,919,556)		6,713,152
Total Common Stocks (Cost $19,648,980)		17,989,626

Cash Equivalents 0.4%
Central Cash Management Fund, 0.14% (b) (Cost $79,754)	79,754	79,754

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $19,728,734) +	99.4	18,069,380
Other Assets and Liabilities, Net	0.6	104,436
Net Assets	100.0	18,173,816

* Non-income producing security.

+ The cost for federal income tax purposes was $19,729,063. At May 31, 2012, net unrealized depreciation for all securities based on tax cost was $1,659,683. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $321,219 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,980,902.

(a) Listed on the Australian Securities Exchange.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At May 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P E-Mini 500 Index	USD	6/15/2012	7	458,220	(11,918)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$118,175	$—	$118,175
Austria	—	425,693	—	425,693
Belgium	—	161,097	—	161,097
Canada	214,283	—	—	214,283
France	—	541,220	—	541,220
Germany	—	496,457	—	496,457
Hong Kong	—	839,793	—	839,793
India	—	63,904	—	63,904
Italy	—	119,363	—	119,363
Japan	—	2,742,118	—	2,742,118
Korea	—	1,065,421	—	1,065,421
Netherlands	—	868,546	—	868,546
Philippines	—	147,780	—	147,780
Portugal	—	354,050	—	354,050
Spain	—	369,210	—	369,210
Sweden	—	400,367	—	400,367
Switzerland	—	1,396,494	—	1,396,494
Taiwan	—	67,062	—	67,062
United Kingdom	—	885,441	—	885,441
United States	6,607,457	105,695	—	6,713,152
Short-Term Investments	79,754	—	—	79,754
Total	$6,901,494	$11,167,886	$—	$18,069,380
Liabilities
Derivatives (c)	$(11,918)	$—	$—	$(11,918)
Total	$(11,918)	$—	$—	$(11,918)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended May 31, 2012.

(c) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities — Liquidation Basis
as of May 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $19,648,980)	$17,989,626
Investment in Central Cash Management Fund (cost $79,754)	79,754
Total investments in securities, at value (cost $19,728,734)	18,069,380
Foreign currency, at value (cost $214,839)	212,210
Deposit with broker for futures contracts	24,500
Receivable for Fund shares sold	389
Dividends receivable	34,834
Interest receivable	1,184
Receivable for variation margin on futures contracts	210
Foreign taxes recoverable	10,540
Other assets	15,534
Total assets	18,368,781
Liabilities
Payable for Fund shares redeemed	85,245
Accrued management fee	2,945
Accrued Trustees' fees	1,141
Other accrued expenses and payables	105,634
Total liabilities	194,965
Net assets, at value	$18,173,816
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	(1,659,354)
Futures	(11,918)
Foreign currency	(2,309)
Accumulated net realized gain (loss)	(51,622,361)
Paid-in capital	71,469,758
Net assets, at value	$18,173,816

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities — Liquidation Basis as of May 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($7,394,633 ÷ 1,469,526 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.03
Maximum offering price per share (100 ÷ 94.25 of $5.03)	$5.34
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,744,577 ÷ 971,907 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.88
Class S Net Asset Value, offering and redemption price(a) per share ($2,914,339 ÷ 573,118 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.09
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,120,267 ÷ 614,701 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.08

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations — Liquidation Basis
for the year ended May 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $34,614)	$410,411
Interest	659
Income distributions — Central Cash Management Fund	755
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	166,262
Total income	578,087
Expenses: Management fee	230,993
Administration fee	23,099
Services to shareholders	50,496
Distribution and service fees	94,838
Custodian fee	30,545
Audit and tax fees	57,177
Legal fees	13,399
Reports to shareholders	38,601
Registration fees	58,077
Trustees' fees and expenses	2,883
Other	22,800
Total expenses before expense reductions	622,908
Expense reductions	(263,185)
Total expenses after expense reductions	359,723
Net investment income (loss)	218,364
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $372)	(2,476,217)
Futures	50,968
Foreign currency	(56,184)
(2,481,433)
Change in net unrealized appreciation (depreciation) on: Investments	(5,145,260)
Futures	(11,918)
Foreign currency	43,450
(5,113,728)
Net gain (loss)	(7,595,161)
Net increase (decrease) in net assets resulting from operations	$(7,376,797)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Years Ended May 31,
Increase (Decrease) in Net Assets	2012	a	2011
Operations: Net investment income (loss)	$218,364	$422,025
Net realized gain (loss)	(2,481,433)	(4,943,490)
Change in net unrealized appreciation (depreciation)	(5,113,728)	9,665,394
Net increase (decrease) in net assets resulting from operations	(7,376,797)	5,143,929
Fund share transactions: Proceeds from shares sold	4,371,721	4,807,885
Payments for shares redeemed	(13,326,885)	(29,956,719)
Redemption fees	265	186
Net increase (decrease) in net assets from Fund share transactions	(8,954,899)	(25,148,648)
Increase (decrease) in net assets	(16,331,696)	(20,004,719)
Net assets at beginning of period	34,505,512	54,510,231
Net assets at end of period (including net investment income and accumulated net investment loss of $0 and $217,755, respectively)	$18,173,816	$34,505,512

a Liquidation basis

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2012+	2011		2010	2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$6.60	$5.84		$6.19	$10.39		$10.00
Income (loss) from investment operations: Net investment income (loss)b	.06	.07	e	(.04)	.02		.05
Net realized and unrealized gain (loss)	(1.63)	.69		(.31)	(4.19)		.35
Total from investment operations	(1.57)	.76		(.35)	(4.17)		.40
Less distributions from: Net investment income	—	—		—	(.03)		—
Net realized gains	—	—		—	(.00	)***	(.01)
Total distributions	—	—		—	(.03)		(.01)
Redemption fees	.00 ***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$5.03	$6.60		$5.84	$6.19		$10.39
Total Return (%)c,d	(23.79)	13.01		(5.65)	(40.07)		3.97	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	18		24	36		59
Ratio of expenses before expense reductions (%)	2.52	2.23		1.98	2.08		2.38	*
Ratio of expenses after expense reductions (%)	1.40	1.52		1.75	1.75		1.75	*
Ratio of net investment income (loss) (%)	1.08	1.18	e	(.54)	.26		.74	*
Portfolio turnover rate (%)	146	97		114	166		63	**
a For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.07 per share and 1.10% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ Liquidation basis

	Years Ended May 31,
Class C	2012+	2011		2010	2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$6.45	$5.75		$6.14	$10.33		$10.00
Income (loss) from investment operations: Net investment income (loss)b	.02	.03	e	(.08)	(.03)		(.00	)***
Net realized and unrealized gain (loss)	(1.59)	.67		(.31)	(4.16)		.34
Total from investment operations	(1.57)	.70		(.39)	(4.19)		.34
Less distributions from: Net realized gains	—	—		—	(.00	)***	(.01)
Redemption fees	.00 ***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$4.88	$6.45		$5.75	$6.14		$10.33
Total Return (%)c,d	(24.34)	12.17		(6.35)	(40.56)		3.37	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	10		13	17		28
Ratio of expenses before expense reductions (%)	3.26	2.96		2.74	2.88		3.22	*
Ratio of expenses after expense reductions (%)	2.15	2.27		2.50	2.50		2.50	*
Ratio of net investment income (loss) (%)	.31	.43	e	(1.29)	(.49)		(.01	)*
Portfolio turnover rate (%)	146	97		114	166		63	**
a For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.07 per share and 1.10% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ Liquidation basis

	Years Ended May 31,
Class S	2012+	2011		2010	2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$6.65	$5.87		$6.20	$10.41		$10.00
Income (loss) from investment operations: Net investment income (loss)b	.08	.09	d	(.02)	.04		.07
Net realized and unrealized gain (loss)	(1.64)	.69		(.31)	(4.20)		.35
Total from investment operations	(1.56)	.78		(.33)	(4.16)		.42
Less distributions from: Net investment income	—	—		—	(.05)		—
Net realized gains	—	—		—	(.00	)***	(.01)
Total distributions	—	—		—	(.05)		(.01)
Redemption fees	.00 ***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$5.09	$6.65		$5.87	$6.20		$10.41
Total Return (%)c	(23.46)	13.29		(5.32)	(39.94)		4.17	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5		16	20		14
Ratio of expenses before expense reductions (%)	2.45	2.24		2.12	1.89		2.25	*
Ratio of expenses after expense reductions (%)	1.15	1.25		1.50	1.50		1.50	*
Ratio of net investment income (loss) (%)	1.35	1.45	d	(.29)	.51		.99	*
Portfolio turnover rate (%)	146	97		114	166		63	**
a For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.07 per share and 1.10% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ Liquidation basis

	Years Ended May 31,
Institutional Class	2012 +	2011		2010	2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$6.64	$5.86		$6.19	$10.40		$10.00
Income (loss) from investment operations: Net investment income (loss)b	.09	.09	d	(.02)	.02		.07
Net realized and unrealized gain (loss)	(1.65)	.69		(.31)	(4.18)		.34
Total from investment operations	(1.56)	.78		(.33)	(4.16)		.41
Less distributions from: Net investment income	—	—		—	(.05)		—
Net realized gains	—	—		—	(.00	)***	(.01)
Total distributions	—	—		—	(.05)		(.01)
Redemption fees	.00 ***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$5.08	$6.64		$5.86	$6.19		$10.40
Total Return (%)c	(23.49)	13.31		(5.33)	(39.88)		4.07	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1		1	1		12
Ratio of expenses before expense reductions (%)	2.11	1.76		1.50	1.64		2.12	*
Ratio of expenses after expense reductions (%)	1.14	1.25		1.50	1.50		1.50	*
Ratio of net investment income (loss) (%)	1.71	1.45	d	(.29)	.51		.99	*
Portfolio turnover rate (%)	146	97		114	166		63	**
a For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.07 per share and 1.10% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ Liquidation basis

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Clean Technology Fund (formerly DWS Climate Change Fund) (the "Fund") is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund generally invests in clean technology-related companies that are engaged in businesses whose growth is supported by increased environmental regulation, increasing demand for energy- and resource-efficient technologies for companies as well as individuals and increased focus on national energy and resource security.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

On July 11, 2012, the Board of the Trustees of the Fund approved a proposal to liquidate the Fund. For more information regarding the Fund's liquidation, see Note H. Fund Liquidation.

The accompanying 2012 financial statements are prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at estimable net realizable values and liabilities are stated at their anticipated settlement amounts. Fund assets and liabilities historically were carried at values that approximated fair value.

Accordingly, the use of the liquidation basis accounting is substantially similar to the basis of accounting that the Fund had applied prior to the use of liquidation basis accounting.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at May 31, 2012.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio — Liquidation Basis.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $47,727,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2017 ($17,813,000), May 31, 2018 ($21,385,000) and May 31, 2019 ($8,529,000), the respective expiration dates, whichever occurs first; and $3,907,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,913,000) and long-term losses ($1,994,000).

Upon final liquidation, these capital loss carryforwards will no longer be available (see Note H).

The Fund has reviewed the tax position for the open tax years as of May 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(51,634,000)
Net unrealized appreciation (depreciation) on investments	$(1,659,683)

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended May 31, 2012, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of May 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended May 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $974,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended May 31, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There are no open forward currency contracts as of May 31, 2012. For the year ended May 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $7,850,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $7,850,000.

The following table summarizes the value of the Fund's derivative instruments held as of May 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(11,918)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in portfolio earnings during the year ended May 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$50,968	$50,968
Foreign Exchange Contracts (b)	(51,746)	—	(51,746)
	$(51,746)	$50,968	$(778)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(11,918)	$(11,918)
Foreign Exchange Contracts (b)	51,567	—	51,567
	$51,567	$(11,918)	$39,649

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended May 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $33,175,491 and $40,179,020, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Effective September 15, 2011, Deutsche Alternative Asset Management (Global) Limited, an affiliate of the Advisor, replaced Deutsche Asset Management International GmbH ("DeAMi") as the Fund's subadvisor. Prior to September 15, 2011, DeAMi, an affiliate of the Advisor, served as subadvisor with respect to investment and reinvestment of assets of the Fund, and was paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee at an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.39%
Class C	2.14%
Class S	1.14%
Institutional Class	1.14%

Effective October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.69%
Class C	2.44%
Class S	1.44%
Institutional Class	1.44%

In addition, effective October 1, 2011, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.39%
Class C	2.14%
Class S	1.14%
Institutional Class	1.14%

Further, for the period from June 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive a portion of its management fee in the amount of 0.30% of the Fund's average daily net assets. For the period from October 1, 2011 through September 30, 2012, the Advisor has voluntarily agreed to waive a portion of its management fee in the amount of 0.30% of the Fund's average daily net assets.

These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended May 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $215,832, and the amount charged aggregated $15,161, which was equivalent to an annual effective rate of 0.07% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the year ended May 31, 2012, the Administration Fee was $23,099, of which $1,635 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$9,103	$9,103
Class C	3,211	3,211
Class S	6,590	6,590
Institutional Class	228	228
	$19,132	$19,132

For the year ended May 31, 2012, the Advisor reimbursed the Fund $7,106 and $298 of sub-recordkeeping expense for Class S shares and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2012
Class C	$51,358	$3,215

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2012	Annual Effective Rate
Class A	$26,372	$11,699	$2,775	.14%
Class C	17,108	9,118	2,079	.12%
	$43,480	$20,817	$4,854

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2012 aggregated $1,416.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2012, the CDSC for Class C shares aggregated $181. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations — Liquidation Basis under "reports to shareholders" aggregated $24,745, of which $7,616 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	153,706	$835,835	419,377	$2,664,755
Class C	49,723	267,402	96,370	603,605
Class S	53,809	308,746	164,442	1,085,762
Institutional Class	529,618	2,959,738	66,996	453,763
		$4,371,721		$4,807,885
Shares redeemed
Class A	(1,396,077)	$(7,839,695)	(1,888,486)	$(11,982,353)
Class C	(637,423)	(3,379,445)	(741,307)	(4,622,394)
Class S	(303,771)	(1,701,381)	(2,118,051)	(12,728,970)
Institutional Class	(76,373)	(406,364)	(93,943)	(623,002)
		$(13,326,885)		$(29,956,719)
Redemption fees		$265		$186
Net increase (decrease)
Class A	(1,242,371)	$(7,003,607)	(1,469,109)	$(9,317,529)
Class C	(587,700)	(3,112,041)	(644,937)	(4,018,789)
Class S	(249,962)	(1,392,625)	(1,953,609)	(11,643,208)
Institutional Class	453,245	2,553,374	(26,947)	(169,122)
		$(8,954,899)		$(25,148,648)

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At May 31, 2012, there was one shareholder account that held approximately 16% of outstanding shares of the Fund.

H. Fund Liquidation

Upon the recommendation of the Advisor, the Board of Trustees of the Fund approved the liquidation of the Fund. As of the mailing of this report to shareholders, the liquidation of the Fund is expected to be effective on or about September 28, 2012 (the "Liquidation Date"). Accordingly, the Fund will redeem the shares of any Fund shareholder outstanding on the Liquidation Date. In connection with the Fund's liquidation, the Fund, with certain exceptions is closed to new investments.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Clean Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Clean Technology Fund (formerly DWS Climate Change Fund) (the "Fund") at May 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note H to the financial statements, the Board of Trustees of the Fund approved the liquidation of the Fund effective on or about September 28, 2012.

Boston, Massachusetts July 27, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2011 to May 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/12	$954.50	$951.30	$956.80	$956.70
Expenses Paid per $1,000*	$6.79	$10.44	$5.58	$5.58
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/12	$1,018.05	$1,014.30	$1,019.30	$1,019.30
Expenses Paid per $1,000*	$7.01	$10.78	$5.76	$5.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Clean Technology Fund	1.39%	2.14%	1.14%	1.14%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	105
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	105	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	105	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	108	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, May 2012-present	Director3, Deutsche Asset Management
Rita Rubin6 (1970) Assistant Secretary, 2009-2012*	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

* Effective May 18, 2012, Rita Rubin no longer serves as Assistant Secretary to the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), a subsidiary of Deutsche Bank AG, acts as subadvisor to the fund. DAAM Global renders investment advisory and management services to the fund.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	WRMAX	WRMCX	WRMSX	WRMIX
CUSIP Number	23337G 860	23337G 852	23337G 845	23337G 837
Fund Number	446	746	2046	1446

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCTF-2
(R-027911-1 7/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CLEAN TECHNOLOGY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$50,514	$0	$0	$2,088
2011	$50,514	$0	$0	$0

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$2,088	$56,300	$0	$58,388
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Clean Technology Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2012